Munder Bond Fund
Class A, B, C, K and Y Shares

Supplement Dated February 16, 2011
to Prospectus (including Summary Prospectus) Dated October 30, 2010

Changes in Investment Strategy
Effective April 18, 2011

Investors are advised of the following changes to the Prospectus that will become effective on April 18, 2011:

1.           On page 2 of the Prospectus, the following disclosure will be added under the heading “Principal Investment Strategies”:

The Fund may invest up to 20% of its total assets in debt securities that are rated below investment grade or in comparable unrated securities.

2.           On page 2 of the Prospectus, the following disclosure will be added under the heading “Principal Investment Risks”:

Below Investment Grade Securities Risk
Below investment-grade fixed income securities, also known as “junk bonds,” may be subject to greater risks than other fixed-income securities, including greater levels of interest rate risk, credit risk (including a greater risk of default) and liquidity risk. The ability of the issuer to make principal and interest payments is predominantly speculative for below investment grade fixed income securities.

3.           On page 5 of the Prospectus, the following will be added under the heading “More About the Fund’s Investment Objectives, Principal Investment Strategies and Risks”:

Below Investment Grade Securities
The Fund may invest up to 20% of its total assets in debt securities that are rated below investment grade by an NRSRO or in comparable unrated securities.

Below Investment Grade Securities
Investments in below investment grade securities and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the possibility of default by or bankruptcy of the issuers of such securities.  Below investment grade securities and comparable unrated securities may be considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation.

While the market values of below investment grade securities and comparable unrated securities tend to react more to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain below investment grade securities and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities.  In addition, below investment grade securities and comparable unrated securities generally present a higher degree of credit risk.  Issuers of below investment grade securities and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.  The risk of loss due to default by such issuers is significantly greater because below investment grade securities and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.  The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on their portfolio holdings.  The existence of limited markets for below investment grade securities and comparable unrated securities may diminish the Fund’s ability to obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Below investment grade securities and comparable unrated securities may have call or buy-back features that permit their issuers to call or repurchase the securities from their holders.  If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Fund.

In addition to the changes described above, investors are advised of the following change to the Prospectus that is effective as of the date of this Supplement.

1.           On page 2 of the Prospectus, the following disclosure under the heading “Principal Investment Strategies” is hereby deleted in its entirety:

The Fund’s dollar-weighted average maturity will generally range between three and seven years.

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Munder Growth Opportunities Fund
Class A, B, C, R & Y Shares

Supplement Dated February 16, 2011
to Prospectus (including Summary Prospectus) Dated October 30, 2010

Fee Reduction and Expense Waiver

Effective March 1, 2011, Munder Capital Management (“MCM”) will contractually reduce the investment advisory fee for the Munder Growth Opportunities Fund (“Fund”) to 0.75% of the first $1 billion of average daily net assets, 0.725% of the next $1 billion of average daily net assets and 0.70% of average daily net assets in excess of $2 billion.

Accordingly, effective March 1, 2011, the Expense Table and related Example on page 1 of the Prospectus are revised as follows:

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class B Shares	Class C Shares	Class R Shares		Class Y Shares
Management Fees(e)	0.75%	0.75%	0.75%	0.75%		0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	(f)	0.00%
Other Expenses	1.00%	1.01%	1.00%	0.97%		1.00%
Total Annual Fund Operating Expenses(e)	2.00%	2.76%	2.75%	2.22%		1.75%

(e) The expense information has been restated to reflect the Management Fees effective March 1, 2011.
(f) Under the Fund’s Distribution Agreement, Rule 12b-1 fees are limited to 0.50% of the average daily net assets of the Fund attributable to its Class R shares.

EXPENSE EXAMPLE
The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Class Y Shares
1 Year	$ 742	$ 779	$ 378	$ 225	$ 178
3 Years	$1,143	$1,156	$ 853	$ 694	$ 551
5 Years	$1,568	$1,659	$1,454	$1,190	$ 949
10 Years	$2,749	$2,908	$3,080	$2,554	$2,062

You would pay the following expenses if you did not redeem your shares:

	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Class Y Shares
1 Year	$ 742	$ 279	$ 278	$ 225	$ 178
3 Years	$1,143	$ 856	$ 853	$ 694	$ 551
5 Years	$1,568	$1,459	$1,454	$1,190	$ 949
10 Years	$2,749	$2,908	$3,080	$2,554	$2,062

The example does not reflect sales charges (loads) on reinvested dividends and other distributions because sales charges (loads) are not imposed by the Fund on reinvested dividends and other distributions.

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Munder International Fund-Core Equity
Class A, C, Y and I Shares

Supplement Dated February 16, 2011
to Prospectus Dated October 30, 2010, as amended and restated December 23, 2010 and Summary Prospectus Dated December 23, 2010

Changes in Investment Strategies and Performance Benchmark
Effective April 18, 2011

Investors are advised of the following changes to the Prospectus that will become effective on April 18, 2011:

1.           On page 2 of the Prospectus, the language under the heading “Principal Investment Strategies” will be deleted it its entirety and replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES
The advisor pursues long-term growth of capital by investing primarily in securities of companies in countries represented in the Morgan Stanley Capital International All Country World (MSCI ACWI) Index ex U.S., but may also invest in companies from other countries.

Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants). This investment strategy may not be changed without 60 days’ prior notice to shareholders. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes.

The advisor employs a bottom-up investment approach that emphasizes individual stock selection.  The advisor’s investment process uses a combination of quantitative and traditional qualitative, fundamental analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts.  The stock selection process is designed to produce a diversified portfolio that, relative to the MSCI ACWI Index ex U.S., tends to have a below-average price-to-earnings ratio and an above-average earnings growth trend.

Fund investment allocation to countries and sectors tends to closely approximate the country and sector allocations of the MSCI ACWI Index ex U.S., which concentrates its exposure in one or more countries, regions or sectors. The Fund will, however, be invested in a minimum of ten countries.

There is no limit on the market capitalization in which the Fund may invest; therefore, the Fund’s investments may include small-, mid- and large-capitalization companies.

From time to time, the advisor will use futures contracts and/or exchange-traded funds (ETFs) to manage cash.

2.           On page 2 of the Prospectus, the following will be added under the heading “Principal Investment Risks”:

Emerging Markets Investing Risk
There are greater risks involved in investing in emerging market countries than those associated with investment in developed foreign markets. Generally, structures in emerging market countries are less diverse and mature than those of developed countries and their political systems are less stable; therefore, the risks of investing in foreign securities in general tend to be amplified for investment in emerging markets. Further, due to the small securities markets and low trading volumes in emerging market countries, investments may be more illiquid and volatile than investments in developed countries and therefore subject to abrupt and severe price declines. In addition, investment in emerging market countries may require the Fund to establish special custody or other arrangements before investing.  Because the securities settlement procedures tend to be less sophisticated in emerging market countries, the Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions.

3.           The Fund’s primary benchmark will be changed from the MSCI EAFE Index to the MSCI ACWI (All Country World Index) Index.  To reflect the change in the Fund’s benchmark, the following disclosure is added to the Average Annual Total Returns table on page 3 of the Fund’s Prospectus:

AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2009 (including maximum sales charges)	1 Year %	Since Inception %
CLASS Y (Inception 8/16/07)
MSCI ACWI Index ex U.S.(Net Dividends) (reflects no deductions for fees, expenses or taxes)	0.98	-6.38
CLASS A (Inception 8/16/07)
MSCI ACWI Index ex U.S.(Net Dividends) (reflects no deductions for fees, expenses or taxes)	0.98	-6.38
CLASS C (Inception 8/16/07)
MSCI ACWI Index ex U.S.(Net Dividends) (reflects no deductions for fees, expenses or taxes)	0.98	-6.38
CLASS I (Inception 8/16/07)
MSCI ACWI Index ex U.S.(Net Dividends) (reflects no deductions for fees, expenses or taxes)	0.98	-6.38

4.           On page 6 of the Prospectus, the paragraphs entitled “Emerging Markets Investing” and “Emerging Markets Investing Risk” under the heading “Other Investments, Investment Techniques and Risks” will be deleted in their entirety.

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The Munder Funds

Supplement Dated February 16, 2011
to the Statement of Additional Information (“SAI”) dated October 30, 2010

Under the heading “MANAGEMENT OF THE FUNDS – Compensation”, which begins on page 39 of the SAI, the first paragraph is hereby deleted and replaced by the following:

Compensation.  Effective January 1, 2011, each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service.  Prior to January 1, 2011, each Trustee of MST and MSTII was paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE